SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240.14a-12

AMG FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[             ], 2019

AMG FUNDS

AMG GW&K TRILOGY EMERGING MARKETS EQUITY FUND

(FORMERLY AMG TRILOGY EMERGING MARKETS EQUITY FUND)

AMG GW&K TRILOGY EMERGING WEALTH EQUITY FUND

(FORMERLY AMG TRILOGY EMERGING WEALTH EQUITY FUND)

Dear Shareholder:

I am writing to you about important proposals relating to AMG GW&K Trilogy Emerging Markets Equity Fund (formerly AMG Trilogy Emerging Markets Equity Fund) (the “Markets Fund”) and AMG GW&K Trilogy Emerging Wealth Equity Fund (formerly AMG Trilogy Emerging Wealth Equity Fund) (the “Wealth Fund”) (each a “Fund,” and collectively, the “Funds”), each a series of AMG Funds (“AMG Funds” or the “Trust”). This joint proxy statement asks you to consider and vote on the following two proposals: (1) if you are a shareholder of the Markets Fund, to approve a new subadvisory agreement between AMG Funds LLC and GW&K Investment Management, LLC (“GW&K”) with respect to the Markets Fund; and (2) if you are a shareholder of the Wealth Fund, to approve a new subadvisory agreement between AMG Funds LLC and GW&K with respect to the Wealth Fund.

New subadvisory agreements are being proposed because GW&K and Trilogy Global Advisors, LP (“Trilogy”), each of which is an affiliate of Affiliated Managers Group, Inc. (“AMG”), have recently completed a transaction (the “Transaction”) whereby the Trilogy portfolio managers that were previously primarily responsible for the day-to-day management of each Fund’s portfolio while at Trilogy have joined GW&K. The Transaction is not expected to have any effect on the Funds’ portfolio managers, fees and expenses, investment objectives and principal investment strategies and risks.

A combined special meeting of shareholders (the “Meeting”) of the Funds has been scheduled for [April 16, 2019] to vote on these matters. If you are a shareholder of record of either of the Funds as of the close of business on [February 11, 2019], you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on the applicable proposal(s), as noted above. For the reasons discussed in the enclosed materials, the Board of Trustees of AMG Funds recommends that you vote “FOR” the proposals.

You can vote in one of four ways:

•	Over the Internet, through the website listed on the proxy card,

•	By telephone, using the toll-free number listed on the proxy card,

•	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

•	In person at the shareholder meeting on [April 16, 2019].

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Please take the time to carefully consider and vote on these important proposals. Please also read the enclosed information carefully before voting. If you have questions, please call AST Fund Solutions, the Funds’ proxy solicitor, toll-free at 800-848-3374.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Keitha L. Kinne
Keitha L. Kinne
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders (“Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?

A.

You are receiving these proxy materials — that include the Proxy Statement and your proxy card — because you have the right to vote on important proposals concerning AMG GW&K Trilogy Emerging Markets Equity Fund (formerly AMG Trilogy Emerging Markets Equity Fund) (the “Markets Fund”) and AMG GW&K Trilogy Emerging Wealth Equity Fund (formerly AMG Trilogy Emerging Wealth Equity Fund) (the “Wealth Fund”) (each a “Fund,” and collectively, the “Funds”), each a series of AMG Funds (“AMG Funds” or the “Trust”). Each of the proposals is described below.

Q.	What are the proposals about?

A.

The Proxy Statement presents two proposals. Shareholders of the Markets Fund are being asked to vote on Proposal 1 and shareholders of the Wealth Fund are being asked to vote on Proposal 2. The Board of Trustees of the Trust (the “Board”) and AMG Funds LLC (the “Investment Manager”), the Funds’ investment manager, believe Proposal 1 is in the best interests of the Markets Fund and Proposal 2 is in the best interests of the Wealth Fund for the reasons described below.

New subadvisory agreements are being proposed because GW&K Investment Management, LLC (“GW&K”) and Trilogy Global Advisors, LP (“Trilogy”), each of which is an affiliate of Affiliated Managers Group, Inc. (“AMG”), have recently completed a transaction (the “Transaction”) whereby the Trilogy portfolio managers that were previously primarily responsible for the day-to-day management of each Fund’s portfolio while at Trilogy have joined GW&K. The Transaction was completed on January 31, 2019 (the “Implementation Date”). The Transaction is not expected to have any effect on the Funds’ portfolio managers, fees and expenses, investment objectives and principal investment strategies and risks.

The Board has determined that GW&K should serve as each Fund’s subadviser and voted to replace Trilogy with GW&K effective on or about the Implementation Date. Accordingly, on the Implementation Date, the subadvisory agreements between the Investment Manager and Trilogy with respect to the Funds (each a “Former Subadvisory Agreement” and, collectively, the “Former Subadvisory Agreements”) terminated and GW&K began serving as the Funds’ subadviser pursuant to new interim subadvisory agreements between the Investment Manager and GW&K (each an “Interim Subadvisory Agreement” and, collectively, the “Interim Subadvisory Agreements”).

As required by applicable law, each Interim Subadvisory Agreement is effective until the earlier of 150 days after the termination of the applicable Former Subadvisory Agreement or the approval of a new subadvisory agreement between the Investment Manager and GW&K by shareholders of the applicable Fund (each a “New Subadvisory Agreement” and, collectively, the “New Subadvisory Agreements”). The Board has approved the longer-term appointment of GW&K as the subadviser to each Fund pursuant to a New Subadvisory Agreement, and the submission of such New Subadvisory Agreement to such Fund’s shareholders for approval at the Meeting pursuant to this proxy statement.

For the reasons discussed in the proxy statement, the Board recommends that you vote “FOR” the proposals.

Q.	What is the impact of the proposals on the Funds’ portfolio management team, investment objectives, principal investment strategies and principal risks?

A.

The Trilogy portfolio managers that were previously primarily responsible for the day-to-day management of each Fund’s portfolio while at Trilogy have joined GW&K. The Transaction is not expected to have any effect on the Funds’ portfolio managers, fees and expenses, investment objectives and principal investment strategies and risks.

Q.	When is the Meeting?

A.

The enclosed proxy is being solicited for use at the combined special meeting of shareholders of the Funds to be held on [April 16, 2019] (the “Meeting”) at the offices of the Investment Manager, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, at [3:00 p.m.] Eastern Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders.

Q.	How does the Board suggest that I vote?

A.

After careful consideration, the Board unanimously recommends that you vote “FOR” each applicable proposal. Please see the sections of the proxy materials discussing each proposal for a discussion of the Board’s considerations in making such recommendation.

Q.	Why am I receiving information about a Fund I do not own?

A.

Management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for both Funds. Only shareholders of the Markets Fund will vote on Proposal 1, and only shareholders of the Wealth Fund will vote on Proposal 2.

Q.	What vote is required to approve the proposals?

A.

Each proposal must be approved by a “vote of a majority of the outstanding voting securities” of the respective Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act of 1940, as amended, as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Q.	What happens if shareholders do not approve the proposals?

A.

The Board unanimously recommends that shareholders approve the proposals. However, if shareholders of the Markets Fund do not approve Proposal 1, the New Subadvisory Agreement for the Markets Fund will not take effect, and the Board will determine what further action is appropriate for the Markets Fund. Likewise, if shareholders of the Wealth Fund do not approve Proposal 2, the New Subadvisory Agreement for the Wealth Fund will not take effect, and the Board will determine what further action is appropriate for the Wealth Fund. An unfavorable vote on either proposal by the shareholders of the applicable Fund will not affect the implementation of the other proposal.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the relevant proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q.	If I am a small investor, why should I vote?

A.

You should vote because every vote is important. If numerous shareholders just like you fail to vote, a Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.	How do I place my vote?

A.

You may provide a Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call AST Fund Solutions, the Funds’ proxy solicitor (the “Solicitor”), toll-free at 800-848-3374.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call the Solicitor, toll-free at 800-848-3374.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

PROMPT VOTING IS REQUESTED.

AMG FUNDS

AMG GW&K TRILOGY EMERGING MARKETS EQUITY FUND

(FORMERLY AMG TRILOGY EMERGING MARKETS EQUITY FUND)

AMG GW&K TRILOGY EMERGING WEALTH EQUITY FUND

(FORMERLY AMG TRILOGY EMERGING WEALTH EQUITY FUND)

NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [APRIL 16, 2019]

Notice is hereby given that a combined special meeting of shareholders (the “Meeting”) of AMG GW&K Trilogy Emerging Markets Equity Fund (formerly AMG Trilogy Emerging Markets Equity Fund) (the “Markets Fund”) and AMG GW&K Trilogy Emerging Wealth Equity Fund (formerly AMG Trilogy Emerging Wealth Equity Fund) (the “Wealth Fund”) (each a “Fund,” and collectively, the “Funds”), each a series of AMG Funds (“AMG Funds” or the “Trust”), will be held at the offices of AMG Funds LLC (the “Investment Manager”), 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830 on [April 16, 2019] at [3:00 p.m.] Eastern Time for the purposes listed below:

1.	Approval of a new subadvisory agreement between the Investment Manager and GW&K Investment Management, LLC (“GW&K”) with respect to the Markets Fund.

2.	Approval of a new subadvisory agreement between the Investment Manager and GW&K with respect to the Wealth Fund.

3.	Transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the Trust’s Board of Trustees (the “Board” or the “Trustees”) unanimously recommends that shareholders vote “FOR” the proposals.

Shareholders of record at the close of business on [February 11, 2019] are entitled to notice of, and to vote at, the Meeting, even if any such shareholders no longer own shares.

We call your attention to the accompanying proxy statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting. Please call AST Fund Solutions, the Funds’ proxy solicitor, toll-free at 800-848-3374 if you have any questions relating to attending the Meeting in person or your vote instructions.

By Order of the Board of Trustees,

/s/ Mark Duggan
Mark Duggan
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON [APRIL 16, 2019]

This Proxy Statement and the accompanying Notice of Combined Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about each Fund in such Fund’s annual report, dated October 31, 2018, including financial reports for the fiscal year ended October 31, 2018. You may obtain copies of these reports without charge, upon request, by writing to AMG Funds LLC, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, or by calling 1-800-548-4539, or on the Funds’ website at www.amgfunds.com.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

AMG FUNDS

AMG GW&K TRILOGY EMERGING MARKETS EQUITY FUND

(FORMERLY AMG TRILOGY EMERGING MARKETS EQUITY FUND)

AMG GW&K TRILOGY EMERGING WEALTH EQUITY FUND

(FORMERLY AMG TRILOGY EMERGING WEALTH EQUITY FUND)

JOINT PROXY STATEMENT

COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [APRIL 16, 2019]

This joint proxy statement (“Proxy Statement”) and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of AMG Funds (“AMG Funds” or the “Trust”) and its series, AMG GW&K Trilogy Emerging Markets Equity Fund (formerly AMG Trilogy Emerging Markets Equity Fund) (the “Markets Fund”) and AMG GW&K Trilogy Emerging Wealth Equity Fund (formerly AMG Trilogy Emerging Wealth Equity Fund) (the “Wealth Fund”) (each a “Fund,” and collectively, the “Funds”). The proxies are being solicited for use at a combined special meeting of shareholders of the Funds to be held at the offices of AMG Funds LLC (the “Investment Manager”), 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830 on [April 16, 2019] at [3:00 p.m.] Eastern Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”).

The Board has called the Meeting and is soliciting proxies from shareholders of the Funds for the purposes listed below:

Proposal Summary	Fund(s) Voting on the Proposal

1. Approval of a new subadvisory agreement between the Investment Manager and GW&K Investment Management, LLC (“GW&K”) with respect to the Markets Fund.	AMG GW&K Trilogy Emerging Markets Equity Fund

2. Approval of a new subadvisory agreement between the Investment Manager and GW&K with respect to the Wealth Fund.	AMG GW&K Trilogy Emerging Wealth Equity Fund

3. Transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.	All Applicable Funds

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about [February 19, 2019].

Shareholders of record at the close of business on [February 11, 2019] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares.

If you have any questions about the proposals or about voting, please call AST Fund Solutions, the Funds’ proxy solicitor, toll-free at 800-848-4539.

Introduction

The Trust is currently comprised of twenty-one mutual funds, but only the Funds are the subject of this proxy statement. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Massachusetts business trust. The Investment Manager is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach,

Florida 33401. The Investment Manager serves as investment manager and administrator of the Funds and is responsible for the Funds’ overall administration and operations. AMG Distributors, Inc., a wholly owned subsidiary of the Investment Manager, located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, serves as the Funds’ distributor.

The principal executive offices of the Trust are located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

New subadvisory agreements are being proposed because GW&K and Trilogy Global Advisors, LP (“Trilogy”), each an affiliate of AMG, have recently completed a transaction (the “Transaction”) whereby the Trilogy portfolio managers that were previously primarily responsible for the day-to-day management of each Fund’s portfolio while at Trilogy have joined GW&K. The Transaction was completed on January 31, 2019 (the “Implementation Date”). The Transaction is not expected to have any effect on the Funds’ portfolio managers, fees and expenses, investment objectives and principal investment strategies and risks.

At an in-person meeting held on December 6, 2018, the Board, including a majority of the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (the “Independent Trustees”) determined that GW&K should serve as each Fund’s subadviser and voted to replace Trilogy with GW&K effective on or about the Implementation Date. Accordingly, on that date, the subadvisory agreements between the Investment Manager and Trilogy with respect to the Funds (each a “Former Subadvisory Agreement” and, collectively, the “Former Subadvisory Agreements”) terminated and GW&K began serving as the Funds’ subadviser pursuant to new interim subadvisory agreements between the Investment Manager and GW&K (each an “Interim Subadvisory Agreement” and, collectively, the “Interim Subadvisory Agreements”). As required by applicable law, each Interim Subadvisory Agreement is effective until the earlier of 150 days after the termination of the applicable Former Subadvisory Agreement or the approval of the corresponding New Subadvisory Agreement (as defined below). The Former Subadvisory Agreement and the Interim Subadvisory Agreement relating to the Markets Fund are referred to herein as the “Former Markets Subadvisory Agreement” and the “Interim Markets Subadvisory Agreement,” respectively. The Former Subadvisory Agreement and the Interim Subadvisory Agreement relating to the Wealth Fund are referred to herein as the “Former Wealth Subadvisory Agreement” and the “Interim Wealth Subadvisory Agreement,” respectively.

Also, at its December 6, 2018 in-person meeting, the Board, including a majority of Independent Trustees, approved (i) the longer-term appointment of GW&K as the subadviser to the Funds, (ii) a new subadvisory agreement between the Investment Manager and GW&K with respect to the Markets Fund (the “New Markets Subadvisory Agreement”), (iii) a new subadvisory agreement between the Investment Manager and GW&K with respect to the Wealth Fund (the “New Wealth Subadvisory Agreement,” and together with the New Markets Subadvisory Agreement, the “New Subadvisory Agreements”), and (iv) the submission of the New Subadvisory Agreements to shareholders of the Funds for approval.

The material differences between the Interim Subadvisory Agreements and the Former Subadvisory Agreements with respect to the Funds, as well as the material differences between the New Subadvisory Agreements approved by the Board and the Former Subadvisory Agreements, are described below. GW&K manages the Funds under the Interim Subadvisory Agreements with the same portfolio management team and investment objectives and strategies as those used by Trilogy under the Former Subadvisory Agreements and intends to do the same under the New Subadvisory Agreements.

If the shareholders of the Funds approve the New Subadvisory Agreements between the Investment Manager and GW&K (each a “Proposal” and collectively, the “Proposals”), GW&K will continue to serve as subadviser to the Funds under the terms of the New Subadvisory Agreements. If shareholders of the Markets Fund do not approve the New Markets Subadvisory Agreement, the New Markets Subadvisory Agreement will not take effect, and the Board will determine what further action is appropriate for the Markets Fund. Likewise, if shareholders of the Wealth Fund do not approve the New Wealth Subadvisory Agreement, the New Wealth Subadvisory Agreement will not take effect, and the Board will determine what further action is appropriate for the Wealth Fund. An unfavorable vote on either Proposal by the shareholders of the applicable Fund will not affect the implementation of the other Proposal.

In addition to the changes described above, at the Board meeting held on December 6, 2018, the Board also approved (i) a proposal to change the Markets Fund’s name from AMG Trilogy Emerging Markets Equity Fund to AMG GW&K Trilogy Emerging Markets Equity Fund, and (ii) a proposal to change the Wealth Fund’s name from AMG Trilogy Emerging Wealth Equity Fund to AMG GW&K Trilogy Emerging Wealth Equity Fund, each of which became effective as of the Implementation Date.

Voting Procedures

Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of a Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting.

A quorum must be present at the Meeting for the transaction of business. For each of the Funds, the holders of 30% of the aggregate number of shares of the Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to that Fund. Abstentions and broker non-votes do not represent votes cast for the Proposals but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on the relevant Proposal. Because the affirmative “vote of a majority of the outstanding voting securities,” as defined below, of the respective Fund is required to approve each Proposal, abstentions and broker non-votes will have the effect of a vote against such Proposal.

Whether or not a quorum is present at the Meeting, the chair of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjourned session or sessions may be held, any time after the date set for the Meeting, without the necessity of further notice. Upon motion of the chair of the Meeting, the question of adjournment may be (but is not required to be) submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted “FOR” a proposal in favor of such an adjournment.

Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided under “Additional Information” below, representing the same number of votes for each Fund. The persons who are known to have owned beneficially or of record 5% or more of each Fund’s outstanding shares as of [ ] are also listed in the “Additional Information” section.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to the Proposals, your shares will be voted in accordance with management’s recommendation. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Under the Amended and Restated Agreement and Declaration of Trust of the Trust, when any share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such share, unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

Please see “Additional Information” below for more information regarding solicitation of proxies. If you plan to vote in person by attending the Meeting, please contact the Funds in writing at AMG Funds, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, or by telephone at 1-800-548-4539, for directions.

Information About GW&K

The following is a description of GW&K, based solely on information provided to the Investment Manager by GW&K.

Under GW&K’s management, each Fund is managed by the same portfolio management team and has the same investment objective, investment strategies and risks as compared to Trilogy’s management of the Fund under the applicable Former Subadvisory Agreement.

GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, is an investment management firm that has advised individual and institutional clients since 1974. As of December 31, 2018, the firm had approximately $34.4 billion in assets under management. In 2008, GW&K became an affiliate of AMG. Under this partnership, AMG, through its wholly-owned subsidiary, AMG Boston Holdings, LLC, indirectly owns a majority interest in GW&K, with the remaining ownership interest held among members of GW&K’s management team. GW&K’s management team is responsible for the day-to-day management of the firm and maintains full autonomy over the investment process. AMG is a publicly traded, global asset management company (NYSE:AMG) with investments in a diverse group of boutique investment management firms. As of September 30, 2018, AMG had approximately $830 billion in assets under management by its affiliated investment management firms.

Information about the directors and principal executive officers of GW&K is set forth below. The address of each of them is c/o GW&K Investment Management, LLC, 222 Berkeley Street, Boston, Massachusetts 02116.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Harold G. Kotler, CFA	Chief Executive Officer; Chief Investment Officer
Thomas Williams Roberts, III	Co-President; Chief Compliance Officer
Thomas F.X. Powers	Co-President

PROPOSAL 1: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND GW&K WITH RESPECT TO AMG GW&K TRILOGY EMERGING MARKETS EQUITY FUND

Board of Trustees Approvals

At an in-person meeting held on December 6, 2018, and based upon the recommendation of the Investment Manager and other factors, the Board approved the appointment of GW&K as the subadviser to the Markets Fund on an interim basis to replace Trilogy, with GW&K’s services beginning on the Implementation Date, and approved the Interim Markets Subadvisory Agreement. As a consequence, on the Implementation Date, Trilogy ceased serving as subadviser to the Markets Fund, and on the Implementation Date, GW&K began serving as the subadviser to the Markets Fund on an interim basis as permitted by Rule 15a-4 under the 1940 Act. At the in-person meeting held on December 6, 2018, the Board also approved the longer-term appointment of GW&K as the subadviser to the Markets Fund and approved the New Markets Subadvisory Agreement, subject to shareholder approval. In approving the Interim Markets Subadvisory Agreement and the New Markets Subadvisory Agreement, the Board, including a majority of the Independent Trustees, determined that the hiring of GW&K is in the best interests of the Markets Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage. The Board’s determination to approve the appointment of GW&K as subadviser of the Markets Fund and to approve the Interim Markets Subadvisory Agreement and the New Markets Subadvisory Agreement was based on a variety of factors and considerations, including (i) recommendation by the Investment Manager, which was based on its ongoing evaluation of Markets Fund characteristics and exposures and subadviser performance and investment strategy, (ii) qualitative and quantitative analysis of GW&K’s organizational structure, investment process, style and long-term performance record, (iii) GW&K’s ability to maintain the same portfolio management team and investment process and strategies for the Markets Fund, and (iv) the Board’s knowledge of GW&K as subadviser to other funds in the AMG Funds Family of Funds. The recommendation to hire GW&K was based on the Investment Manager’s belief that the appointment of GW&K as subadviser to the Markets Fund would offer continuity in portfolio management for the Markets Fund and its shareholders, while providing stability to the investment process and operations. Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved (i) the hiring of GW&K, (ii) the adoption of the Interim Markets Subadvisory Agreement, effective on the Implementation Date until the earlier of 150 days after the termination of the Former Markets Subadvisory Agreement or the approval of the New Markets Subadvisory Agreement by shareholders of the Markets Fund (as provided by Rule 15a-4), and (iii) subject to shareholder approval, the adoption of the New Markets Subadvisory Agreement. A form of the proposed New Markets Subadvisory Agreement is attached as Appendix A.

The Interim Markets Subadvisory Agreement

The terms of the Interim Markets Subadvisory Agreement are the same, in all material respects (including with respect to subadvisory fees), as the terms of the Former Markets Subadvisory Agreement, with certain exceptions described below. Under the terms of the Former Markets Subadvisory Agreement, dated March 1, 2011, as amended, Trilogy received, and under the Interim Markets Subadvisory Agreement, GW&K receives, a subadvisory fee at an annual rate of 0.45% of the average daily net assets of the Markets Fund. For the fiscal year ended October 31, 2018, the Investment Manager paid Trilogy $690,414 for subadvisory services provided to the Markets Fund. Among the differences between the agreements is that, while the Former Markets Subadvisory Agreement provided that the agreement may be terminated by vote of the Trustees of the Trust or a majority of the Markets Fund’s outstanding voting securities upon 60 days’ written notice to the other parties, the Interim Markets Subadvisory Agreement provides, as required by Rule 15a-4 under the 1940 Act, that the agreement may be terminated by vote of the Trustees of the Trust or a majority of the Markets Fund’s outstanding voting securities on not more than 10 days’ written notice to GW&K. Furthermore, the Interim Markets Subadvisory Agreement provides that subadvisory fees due to GW&K since the effective date of the Interim Markets Subadvisory Agreement are to be held in an interest-bearing escrow account. If the New Markets Subadvisory Agreement is subsequently approved by shareholders of the Markets Fund, GW&K will continue as subadviser to the Markets Fund, and the escrowed funds, including interest, will be paid to GW&K. If the New Markets Subadvisory Agreement is not approved, GW&K will be entitled to an amount equal to the lesser of (a) the costs of performing its services during the interim period plus interest or (b) the amount in the escrow account plus interest. Finally, in accordance with Rule 15a-4 under the 1940 Act, Markets Fund shareholders must approve the New Markets Subadvisory Agreement before June 30, 2019 in order for GW&K to serve as subadviser to the Markets Fund on an uninterrupted basis following that date.

Terms of the New Markets Subadvisory Agreement

Services

Under the New Markets Subadvisory Agreement, if Proposal 1 is approved by Markets Fund shareholders, GW&K agrees, subject to the stated investment objective and policies of the Markets Fund as set forth in the Trust’s current registration statement and subject to the supervision of the Investment Manager and the Board, to (i) develop and furnish continuously an investment program and strategy for the Markets Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current registration statement, (ii) provide research and analysis relative to the investment program and investments of the Markets Fund, (iii) determine (subject to the overall supervision of the Board) what investments shall be purchased, held, sold or exchanged by the Markets Fund and what portion, if any, of the assets of the Markets Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Markets Fund. GW&K will also arrange for the placing of all orders for the purchase and sale of securities and other investments for the Markets Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. GW&K will also make its officers and employees available to meet with the Investment Manager’s officers and directors on due notice at reasonable times to review the investments and investment program of the Markets Fund in light of current and prospective economic and market conditions.

Under the New Markets Subadvisory Agreement, GW&K will exercise voting authority with respect to proxies that the Markets Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Markets Fund for which GW&K has investment management responsibility; provided that such voting authority is subject to periodic review by the Investment Manager and the Trustees and can be revoked in whole or in part by the Investment Manager if required by applicable law. GW&K will exercise its proxy voting authority in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. GW&K will provide such information relating to its exercise of proxy voting authority (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Investment Manager from time to time. (These terms governing GW&K’s proxy voting authority are collectively referred to herein as the “New Markets Proxy Voting Provisions.”) GW&K will also have authority to select brokers or dealers to execute purchase and sale transactions for the Trust. As subadviser to the Markets Fund, GW&K will be required to provide periodic and special reports as the Board may request with respect to matters relating to the duties of GW&K under the New Markets Subadvisory Agreement.

Compensation

The compensation terms under the New Markets Subadvisory Agreement are the same, in all material respects (including with respect to subadvisory fee rates), as the terms of the Former Markets Subadvisory Agreement. Pursuant to the Former Markets Subadvisory Agreement, the Investment Manager paid Trilogy, and, pursuant to the New Markets Subadvisory Agreement, the Investment Manager will pay GW&K, a fee at the annual rate of 0.45% of the Markets Fund’s average daily net assets. The fees paid to Trilogy and GW&K under the Former Markets Subadvisory Agreement and the New Markets Subadvisory Agreement, respectively, are not paid by the Markets Fund but are paid by the Investment Manager out of the management fees the Investment Manager receives from the Markets Fund. The hiring of GW&K and the approval of the New Markets Subadvisory Agreement will not increase the management fee paid by Markets Fund shareholders. Under the investment management agreement between the Trust and the Investment Manager dated October 19, 1999, as amended, the Markets Fund pays the Investment Manager a fee at the annual rate of 0.55% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2018, the Markets Fund paid the Investment Manager $843,839 for advisory services provided to the Markets Fund.

Comparison with Terms of the Former Markets Subadvisory Agreement

The terms of the New Markets Subadvisory Agreement are not materially different from the terms of the Former Markets Subadvisory Agreement, with certain exceptions described below. Among the differences between the agreements is that the New Markets Subadvisory Agreement adds provisions clarifying that (i) GW&K is authorized on behalf of the Markets Fund to enter into agreements and execute any documents required to make investments pursuant to the Markets Fund’s prospectus; (ii) GW&K’s responsibility for providing portfolio management services under the New Markets Subadvisory Agreement is limited to only those assets of the Markets Fund which the Investment Manager determines to allocate to GW&K; and (iii) GW&K will not consult with any investment adviser to the Markets Fund or any other registered investment company or portfolio series thereof under common control with the Markets Fund concerning transactions for such assets in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d-3, and/or Rule 17a-10 under the 1940 Act would not be available with respect to the Markets Fund. In addition, the New Markets Subadvisory Agreement clarifies GW&K’s proxy voting authority by adding the New Markets Proxy Voting Provisions discussed under “Services” above and by adding a provision explicitly authorizing GW&K to engage a third party for purposes of providing proxy advisory and/or voting services. The New Markets Subadvisory Agreement removes language that was in the Former Markets Subadvisory Agreement prohibiting the subadviser from directing portfolio transactions on behalf of the Markets Fund to any broker/dealer in recognition of sales of shares of any investment company or receipt of research or other service without prior written approval from the Investment Manager (though the New Markets Subadvisory Agreement retains the provision prohibiting GW&K from directing portfolio transactions for the Markets Fund through any broker or dealer that is an “affiliated person,” as defined in the 1940 Act, of GW&K without the Investment Manager’s prior written approval). The Board, including a majority of the Independent Trustees, last approved the continuation of the Former Markets Subadvisory Agreement at an in-person meeting held on June 27-28, 2018. The Former Markets Subadvisory Agreement was submitted to a vote of its sole shareholder on February 25, 2011, for the purpose of organizing the Markets Fund.

Portfolio Managers

If shareholders approve the New Markets Subadvisory Agreement, it is expected that GW&K’s current portfolio management team that has managed the Markets Fund under the Former Markets Subadvisory Agreement and the Interim Markets Subadvisory Agreement since March 1, 2011 will continue to manage the Markets Fund’s assets.

GW&K manages the Markets Fund using the same investment objective and strategies employed by Trilogy under the Former Markets Subadvisory Agreement. Pablo Salas and William Sterling serve as the portfolio managers jointly and primarily responsible for the day-to-day management and strategic oversight of the Markets Fund’s investments. Both Mr. Salas and Mr. Sterling have served as co-managers of the Markets Fund since its inception. They are continuing to manage the Markets Fund as employees of GW&K as of January 31, 2019. Mr. Salas serves as Portfolio Manager at GW&K and Mr. Sterling serves as Global Strategist at GW&K, positions each has held since 2019. Mr. Salas served as the lead portfolio manager for Trilogy’s Emerging Markets Equity Strategy, and he served as a Managing Director and Senior Portfolio Manager of Trilogy from 2005 to 2019. Mr. Sterling served as the Chief Executive Officer, Chairman, Chief Investment Officer, and Senior Portfolio Manager of Trilogy from 1999 to 2019.

Board of Trustees Recommendation

At an in-person meeting held on December 6, 2018, the Board, and separately a majority of the Independent Trustees, unanimously voted to approve the Interim Markets Subadvisory Agreement between the Investment Manager and GW&K, the New Markets Subadvisory Agreement between the Investment Manager and GW&K (together with the Interim Markets Subadvisory Agreement, the “Markets Agreements”), and the presentation of the New Markets Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Markets Agreements.

In considering the Markets Agreements, the Trustees considered the information relating to the Markets Fund and GW&K provided to them in connection with the meeting on December 6, 2018 and other meetings of the Board throughout the year. In considering the Markets Agreements, the Trustees also considered information relating to the seven other funds that GW&K sub-advises in the AMG Funds Family of Funds, which, as of

December 6, 2018, consisted of 59 funds (the “AMG Funds Complex”). Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Markets Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by GW&K, the Trustees reviewed information relating to GW&K’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by GW&K in managing the Markets Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding GW&K’s organizational and management structure and GW&K’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals to be at GW&K that are expected to have portfolio management responsibility for the Markets Fund, including the information set forth in the Markets Fund’s prospectus and statement of additional information filed with the Securities and Exchange Commission. The Trustees noted that GW&K would hire all of the portfolio managers who were previously primarily responsible for the day-to-day management of the Markets Fund’s portfolio while at Trilogy, each of whom has served as a co-portfolio manager of the Markets Fund since its inception in 2011. In addition, the Trustees observed that GW&K proposes to manage the Markets Fund’s portfolio using the same investment strategies and processes employed by Trilogy under the Former Markets Subadvisory Agreement. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by GW&K to the Markets Fund; (b) the qualifications and experience of the individuals to be at GW&K that are expected to have portfolio management responsibility for the Markets Fund and GW&K’s other personnel; and (c) GW&K’s compliance program. The Trustees also considered GW&K’s risk management processes. The Trustees also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Agreements and noted that, as of September 30, 2018, GW&K managed approximately $36 billion in assets.

Performance. The Trustees considered information relating to the Markets Fund’s and GW&K’s performance. Among other information, the Trustees considered the performance of the Markets Fund, noting that GW&K intends to manage the Markets Fund with the same portfolio management team and the same investment objective and strategies as those used by Trilogy. The Trustees noted that the Markets Fund’s performance (all share classes) for the one-year, three-year and five-year periods ended September 30, 2018 and the period from the Markets Fund’s inception (March 1, 2011 for Class I and Class Z shares and March 1, 2012 for Class N shares) through September 30, 2018 was below, above, below, and below, respectively, the performance of the MSCI Emerging Markets Index. The Trustees also considered comparative performance information for an appropriate peer group of similar mutual funds that was provided to them in connection with their June 27-28, 2018 in-person meeting. Taking into account the desire for continuity of portfolio management, the Trustees concluded that this performance record supported the approval of the Markets Agreements.

Subadvisory Fees, Profitability and Economies of Scale. The Trustees noted that the Investment Manager, and not the Markets Fund, is responsible for paying the fees charged by GW&K. In considering the anticipated profitability of GW&K with respect to the provision of subadvisory services to the Markets Fund, the Trustees considered information regarding GW&K’s organization, management and financial stability. The Trustees noted that, because GW&K is an affiliate of the Investment Manager, a portion of GW&K’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to GW&K under each Markets Agreement was the same as the rate paid to Trilogy under the Former Markets Subadvisory Agreement. The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services GW&K is expected to provide in performing its functions under the Markets Agreements. The Trustees also were provided, in their June 27-28, 2018 in-person meeting, with the profitability of GW&K with respect to the other funds it sub-advises in the AMG Funds Complex. Based on the foregoing, the Trustees concluded that the profitability to GW&K is expected to be reasonable and that GW&K is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Markets Fund’s assets increase over time, the Markets Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to GW&K, including, among others, the potential broadening of GW&K’s equity investment capabilities, as well as the indirect benefits that GW&K may receive from GW&K’s relationship with the Markets Fund, including any so-called “fallout benefits” to GW&K, such as reputational value derived from GW&K serving as subadviser to the Markets Fund, which bears GW&K’s name. In addition, with respect to fee comparisons, the Trustees noted that the fee rates to be charged by GW&K are the same as those charged by Trilogy under the Former Markets Subadvisory Agreement with respect to the Markets Fund. Taking into account all of the foregoing, including the desire for continuity of portfolio management, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by GW&K, and the other considerations noted above with respect to GW&K, the Markets Fund’s subadvisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Markets Agreement: (a) GW&K has demonstrated that it possesses the capability and resources to perform the duties required of it under each Markets Agreement; (b) GW&K’s Investment Strategy is appropriate for pursuing the Markets Fund’s investment objectives; (c) GW&K is reasonably likely to execute its investment strategy consistently over time; and (d) GW&K maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Markets Agreement would be in the best interests of the Markets Fund and its shareholders. Accordingly, on December 6, 2018, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Markets Agreement.

Required Vote

Proposal 1 must be approved by a “vote of a majority of the outstanding voting securities” of the Markets Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Markets Fund entitled to vote on Proposal 1 present at the Meeting or represented by proxy, if more than 50% of the Markets Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Markets Fund entitled to vote on Proposal 1. If the vote required to approve Proposal 1 is not obtained from the Markets Fund, the New Markets Subadvisory Agreement between the Investment Manager and GW&K will not be approved, and the Trustees will consider what other actions to take in the best interests of the Markets Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE MARKETS FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND GW&K WITH RESPECT TO AMG GW&K TRILOGY EMERGING WEALTH EQUITY FUND

Board of Trustees Approvals

At an in-person meeting held on December 6, 2018, and based upon the recommendation of the Investment Manager and other factors, the Board approved the appointment of GW&K as the subadviser to the Wealth Fund on an interim basis to replace Trilogy, with GW&K’s services beginning on the Implementation Date, and approved the Interim Wealth Subadvisory Agreement. As a consequence, on the Implementation Date, Trilogy ceased serving as subadviser to the Wealth Fund, and on the Implementation Date, GW&K began serving as the subadviser to the Wealth Fund on an interim basis as permitted by Rule 15a-4 under the 1940 Act. At the in-person meeting held on December 6, 2018, the Board also approved the longer-term appointment of GW&K as the subadviser to the Wealth Fund and approved the New Wealth Subadvisory Agreement, subject to shareholder approval. In approving the Interim Wealth Subadvisory Agreement and the New Wealth Subadvisory Agreement, the Board, including a majority of the Independent Trustees, determined that the hiring of GW&K is in the best interests of the Wealth Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage. The Board’s determination to approve the appointment of GW&K as subadviser of the Wealth Fund and to approve the Interim Wealth Subadvisory Agreement and the New Wealth Subadvisory Agreement was based on a variety of factors and considerations, including (i) recommendation by the Investment Manager, which was based on its ongoing evaluation of Wealth Fund characteristics and exposures and subadviser performance and investment strategy, (ii) qualitative and quantitative analysis of GW&K’s organizational structure, investment process, style and long-term performance record, (iii) GW&K’s ability to maintain the same portfolio management team and investment process and strategies for the Wealth Fund, and (iv) the Board’s knowledge of GW&K as subadviser to other funds in the AMG Funds Family of Funds. The recommendation to hire GW&K was based on the Investment Manager’s belief that the appointment of GW&K as subadviser to the Wealth Fund would offer continuity in portfolio management for the Wealth Fund and its shareholders, while providing stability to the investment process and operations. Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved (i) the hiring of GW&K, (ii) the adoption of the Interim Wealth Subadvisory Agreement, effective on the Implementation Date until the earlier of 150 days after the termination of the Former Wealth Subadvisory Agreement or the approval of the New Wealth Subadvisory Agreement by shareholders of the Wealth Fund (as provided by Rule 15a-4), and (iii) subject to shareholder approval, the adoption of the New Wealth Subadvisory Agreement. A form of the proposed New Wealth Subadvisory Agreement is attached as Appendix B.

The Interim Wealth Subadvisory Agreement

The terms of the Interim Wealth Subadvisory Agreement are the same, in all material respects (including with respect to subadvisory fees), as the terms of the Former Wealth Subadvisory Agreement, with certain exceptions described below. Under the terms of the Former Wealth Subadvisory Agreement, dated March 15, 2015, as amended, Trilogy received, and under the Interim Wealth Subadvisory Agreement, GW&K receives, a subadvisory fee at an annual rate of 0.45% of the average daily net assets of the Wealth Fund. For the fiscal year ended October 31, 2018, the Investment Manager paid Trilogy $307,079 for subadvisory services provided to the Wealth Fund. Among the differences between the agreements is that, while the Former Wealth Subadvisory Agreement provided that the agreement may be terminated by vote of the Trustees of the Trust or a majority of the Wealth Fund’s outstanding voting securities upon 60 days’ written notice to the other parties, the Interim Wealth Subadvisory Agreement provides, as required by Rule 15a-4 under the 1940 Act, that the agreement may be terminated by vote of the Trustees or a majority of the Wealth Fund’s outstanding voting securities on not more than 10 days’ written notice to GW&K. Furthermore, the Interim Wealth Subadvisory Agreement provides that subadvisory fees due to GW&K since the effective date of the Interim Wealth Subadvisory Agreement are to be held in an interest-bearing escrow account. If the New Wealth Subadvisory Agreement is subsequently approved by shareholders of the Wealth Fund, GW&K will continue as subadviser to the Wealth Fund, and the escrowed funds, including interest, will be paid to GW&K. If the New Wealth Subadvisory Agreement is not approved, GW&K will be entitled to an amount equal to the lesser of (a) the costs of performing its services during the interim period plus interest or (b) the amount in the escrow account plus interest. Finally, in accordance with Rule 15a-4 under the 1940 Act, Wealth Fund shareholders must approve the New Wealth Subadvisory Agreement before June 30, 2019 in order for GW&K to serve as subadviser to the Wealth Fund on an uninterrupted basis following that date.

Terms of the New Wealth Subadvisory Agreement

Services

Under the New Wealth Subadvisory Agreement, if Proposal 2 is approved by Wealth Fund shareholders, GW&K agrees, subject to the stated investment objective and policies of the Wealth Fund as set forth in the Trust’s current registration statement and subject to the supervision of the Investment Manager and the Board, to (i) develop and furnish continuously an investment program and strategy for the Wealth Fund in compliance with the Wealth Fund’s investment objective and policies as set forth in the Trust’s current registration statement, (ii) provide research and analysis relative to the investment program and investments of the Wealth Fund, (iii) determine (subject to the overall supervision of the Board) what investments shall be purchased, held, sold or exchanged by the Wealth Fund and what portion, if any, of the assets of the Wealth Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Wealth Fund. GW&K will also arrange for the placing of all orders for the purchase and sale of securities and other investments for the Wealth Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. GW&K will also make its officers and employees available to meet with the Investment Manager’s officers and directors on due notice at reasonable times to review the investments and investment program of the Wealth Fund in light of current and prospective economic and market conditions.

Under the New Wealth Subadvisory Agreement, GW&K will exercise voting authority with respect to proxies that the Wealth Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Wealth Fund for which GW&K has investment management responsibility; provided that such voting authority is subject to periodic review by the Investment Manager and the Trustees and can be revoked in whole or in part by the Investment Manager if required by applicable law. GW&K will exercise its proxy voting authority in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. GW&K will provide such information relating to its exercise of proxy voting authority (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Investment Manager from time to time. GW&K will also have authority to select brokers or dealers to execute purchase and sale transactions for the Trust. As subadviser to the Wealth Fund, GW&K will be required to provide periodic and special reports as the Board may request with respect to matters relating to the duties of GW&K under the New Wealth Subadvisory Agreement.

Compensation

The compensation terms under the New Wealth Subadvisory Agreement are the same, in all material respects (including with respect to subadvisory fee rates), as the terms of the Former Wealth Subadvisory Agreement, except as described below. Pursuant to the Former Wealth Subadvisory Agreement, the Investment Manager paid Trilogy, and pursuant to the New Wealth Subadvisory Agreement, the Investment Manager will pay GW&K, a fee at the annual rate of 0.45% of the Wealth Fund’s average daily net assets. The fees paid to Trilogy and GW&K under the Former Wealth Subadvisory Agreement and the New Wealth Subadvisory Agreement, respectively, are not paid by the Wealth Fund but are paid by the Investment Manager out of the management fees the Investment Manager receives from the Wealth Fund. The hiring of GW&K and the approval of the New Wealth Subadvisory Agreement will not increase the management fee paid by Wealth Fund shareholders. Under the investment management agreement between the Trust and the Investment Manager dated October 19, 1999, as amended, the Wealth Fund pays the Investment Manager a fee at the annual rate of 0.55% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2018, the Wealth Fund paid the Investment Manager $375,319 for advisory services provided to the Wealth Fund.

Comparison with Terms of the Former Wealth Subadvisory Agreement

The terms of the New Wealth Subadvisory Agreement are not materially different from the terms of the Former Wealth Subadvisory Agreement, with certain exceptions described below. Among the differences between the agreements is that the New Wealth Subadvisory Agreement adds provisions clarifying that (i) GW&K is authorized on behalf of the Wealth Fund to enter into agreements and execute any documents required to make investments pursuant to the Wealth Fund’s prospectus; (ii) GW&K’s responsibility for providing portfolio management services under the New Wealth Subadvisory Agreement is limited to only those assets of the Wealth Fund which the Investment Manager determines to allocate to GW&K; and (iii) GW&K will not consult with any investment adviser to the Wealth Fund or any other registered investment company or portfolio series thereof under common control with the Wealth Fund concerning transactions for such assets in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d-3, and/or Rule 17a-10 under the 1940 Act would not be available with respect to the Wealth Fund. In addition, whereas the Former Wealth Subadvisory Agreement authorized the Investment Manager to identify specific issuers, brokers or dealers affiliated with the Investment Manager through which portfolio transactions may not be effected, the New Wealth Subadvisory Agreement broadens this provision to permit the Investment Manager to identify any securities that may not be purchased and/or brokers or dealers through which portfolio transactions may not be effected. In addition, the New Wealth Subadvisory Agreement removes provisions (i) requiring the Investment Manager to provide the subadviser with a quarterly list of clients invested in the Wealth Fund that the Investment Manager has determined may be the subject of the prohibitions set forth in Rule 206-5 under the Investment Advisers Act of 1940, as amended; and (ii) requiring the Investment Manager to provide documentation to the subadviser to substantiate the Wealth Fund’s average daily net assets. Furthermore, while the Former Wealth Subadvisory Agreement obligated the Trust to pay all Wealth Fund expenses, the New Wealth Subadvisory Agreement provides that the Trust is obligated to pay only certain enumerated Wealth Fund expenses. Additionally, the New Wealth Subadvisory Agreement provides that, during any period in which the Investment Manager waives all or a portion of the advisory fee payable to it with respect to the Wealth Fund, GW&K will, at the Investment Manager’s request, waive a pro rata share of the subadvisory fee in proportion to the amount of the advisory fee waived by the Investment Manager. That same proportion shall govern the amount that the Investment Manager pays to GW&K in connection with any payment by the Trust to the Investment Manager of fees that the Investment Manager previously waived. The Board, including a majority of the Independent Trustees, last approved the continuation of the Former Wealth Subadvisory Agreement at an in-person meeting held on June 27-28, 2018. The Former Wealth Subadvisory Agreement was submitted to a vote of its sole shareholder on March 12, 2015, for the purpose of organizing the Wealth Fund.

Portfolio Managers

If shareholders approve the New Wealth Subadvisory Agreement, it is expected that GW&K’s current portfolio management team that has managed the Wealth Fund under the Former Wealth Subadvisory Agreement and the Interim Wealth Subadvisory Agreement since March 19, 2015 will continue to manage the Wealth Fund’s assets.

GW&K manages the Wealth Fund using the same investment objective and strategies employed by Trilogy under the Former Wealth Subadvisory Agreement. William Sterling, Thomas Masi, and Nuno Fernandes serve as the portfolio managers jointly and primarily responsible for the day-to-day management and strategic oversight of the Wealth Fund’s investments. Each portfolio manager has served as co-manager of the Wealth Fund since its inception. They are continuing to manage the Wealth Fund as employees of GW&K as of January 31, 2019. Mr. Sterling serves as Global Strategist at GW&K, Mr. Masi serves as Portfolio Manager at GW&K and Mr. Fernandes serves as Portfolio Manager at GW&K, positions each has held since 2019. Mr. Sterling served as the Chief Executive Officer, Chairman, Chief Investment Officer, and Senior Portfolio Manager of Trilogy from 1999 to 2019. Mr. Masi served as a Senior Portfolio Manager and Director of Research at Trilogy from 2004 to 2019. Mr. Fernandes served as Associate Director of Research at Trilogy from 2013 through 2019.

Board of Trustees Recommendation

At an in-person meeting held on December 6, 2018, the Board, and separately a majority of the Independent Trustees, unanimously voted to approve the Interim Wealth Subadvisory Agreement between the Investment Manager and GW&K, the New Wealth Subadvisory Agreement between the Investment Manager and GW&K (together with the Interim Wealth Subadvisory Agreement, the “Wealth Agreements”), and the presentation of the New Wealth Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Wealth Agreements.

In considering the Wealth Agreements, the Trustees considered the information relating to the Wealth Fund and GW&K provided to them in connection with the meeting on December 6, 2018 and other meetings of the Board throughout the year. In considering the Wealth Agreements, the Trustees also considered information relating to the seven other funds that GW&K sub-advises in the AMG Funds Family of Funds, which, as of December 6, 2018, consisted of 59 funds (the “AMG Funds Complex”). Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Wealth Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by GW&K, the Trustees reviewed information relating to GW&K’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) that are intended to be used by GW&K in managing the Wealth Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding GW&K’s organizational and management structure and GW&K’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals to be at GW&K that are expected to have portfolio management responsibility for the Wealth Fund, including the information set forth in the Wealth Fund’s prospectus and statement of additional information filed with the Securities and Exchange Commission. The Trustees noted that GW&K would hire all of the portfolio managers who were previously primarily responsible for the day-to-day management of the Wealth Fund’s portfolio while at Trilogy, each of whom has served as a co-portfolio manager of the Wealth Fund since its inception in 2015. In addition, the Trustees observed that GW&K proposes to manage the Wealth Fund’s portfolio using the same investment strategies and processes employed by Trilogy under the Former Wealth Subadvisory Agreement. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by GW&K to the Wealth Fund; (b) the qualifications and experience of the individuals to be at GW&K that are expected to have portfolio management responsibility for the Wealth Fund and GW&K’s other personnel; and (c) GW&K’s compliance program. The Trustees also considered GW&K’s risk management processes. The Trustees also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Agreements and noted that, as of September 30, 2018, GW&K managed approximately $36 billion in assets.

Performance. The Trustees considered information relating to the Wealth Fund’s and GW&K’s performance. Among other information, the Trustees considered the performance of the Wealth Fund, noting that GW&K intends to manage the Wealth Fund with the same portfolio management team and the same investment objective and strategies as those used by Trilogy. The Trustees noted that the Wealth Fund’s performance (all share classes) for the one-year and three-year periods ended September 30, 2018 and the period from the Wealth Fund’s inception on March 19, 2015 through September 30, 2018 was below (above in the case of Class Z shares), above and above, respectively, the performance of the MSCI Emerging Markets Index. The Trustees also considered comparative performance information for an appropriate peer group of similar mutual funds that was provided to them in connection with their June 27-28, 2018 in-person meeting. Taking into account the desire for continuity of portfolio management, the Trustees concluded that this performance record supported the approval of the Wealth Agreements.

Subadvisory Fees, Profitability and Economies of Scale. The Trustees noted that the Investment Manager, and not the Wealth Fund, is responsible for paying the fees charged by GW&K. In considering the anticipated profitability of GW&K with respect to the provision of subadvisory services to the Wealth Fund, the Trustees considered information regarding GW&K’s organization, management and financial stability. The Trustees noted that, because GW&K is an affiliate of the Investment Manager, a portion of GW&K’s revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to GW&K under each Wealth Agreement was the same as the rate paid to Trilogy under the Former Wealth Subadvisory Agreement. The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services GW&K is expected to provide in performing its functions under the Wealth Agreements. The Trustees also were provided, in their June 27-28, 2018 in-person meeting, with the profitability of GW&K with respect to the other funds it sub-advises in the AMG Funds Complex. Based on the foregoing, the Trustees concluded that the profitability to GW&K is expected to be reasonable and that GW&K is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Wealth Fund’s assets increase over time, the Wealth Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to GW&K, including, among others, the potential broadening of GW&K’s equity investment capabilities, as well as the indirect benefits that GW&K may receive from GW&K’s relationship with the Wealth Fund, including any so-called “fallout benefits” to GW&K, such as reputational value derived from GW&K serving as subadviser to the Wealth Fund, which bears GW&K’s name. In addition, with respect to fee comparisons, the Trustees noted that the fee rates to be charged by GW&K are the same as those charged by Trilogy under the Former Wealth Subadvisory Agreement with respect to the Wealth Fund. Taking into account all of the foregoing, including the desire for continuity of portfolio management, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by GW&K, and the other considerations noted above with respect to GW&K, the Wealth Fund’s subadvisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Wealth Agreement: (a) GW&K has demonstrated that it possesses the capability and resources to perform the duties required of it under each Wealth Agreement; (b) GW&K’s Investment Strategy is appropriate for pursuing the Wealth Fund’s investment objectives; (c) GW&K is reasonably likely to execute its investment strategy consistently over time; and (d) GW&K maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Wealth Agreement would be in the best interests of the Wealth Fund and its shareholders. Accordingly, on December 6, 2018, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Wealth Agreement.

Required Vote

Proposal 2 must be approved by a “vote of a majority of the outstanding voting securities” of the Wealth Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Wealth Fund entitled to vote on Proposal 2 present at the Meeting or represented by proxy, if more than 50% of the Wealth Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Wealth Fund entitled to vote on Proposal 2. If the vote required to approve Proposal 2 is not obtained from the Wealth Fund, the New Wealth Subadvisory Agreement between the Investment Manager and GW&K will not be approved, and the Trustees will consider what other actions to take in the best interests of the Wealth Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE WEALTH FUND VOTE “FOR” PROPOSAL 2.

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Other Information

The SEC maintains an Internet web site (at http://www.sec.gov), which contains proxy materials, reports, and other information filed by the Funds.

Voting Information

Proxy Solicitation

Representatives of the Investment Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Manager and GW&K.

AST Fund Solutions (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $8,300, plus expenses. As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the applicable Proposal(s) listed on the proxy card and ask for the shareholder’s instructions on the Proposal(s). Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions, and within 72 hours, the shareholder will be sent a letter or e-mail to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or Internet, the shareholder may vote at the Meeting in person.

If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at 800-848-3374. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the Internet, is revocable until voted at the Meeting.

Shareholders Sharing the Same Address

The Funds will mail only one copy of this proxy statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Funds have received contrary instructions from one or more of the shareholders. If you need additional copies of this proxy statement and you are a holder of record of your shares, please call the Funds at 1-800-548-4539. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements to be combined with those of other members of your household, or if you have received multiple copies of this proxy statement and want future mailings to be combined with those of other members of your household, please contact the Funds in writing at AMG Funds, 600 Steamboat Road, Greenwich, Connecticut 06830, or by telephone at 1-800-548-4539, or contact your financial service firm. The Funds undertake to deliver promptly upon written or oral request a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered.

Principal Holders and Management Ownership

The total number of shares of each Fund outstanding, as of the Record Date, and information concerning the shareholders who owned beneficially or of record 5% or more of each class of each Fund’s outstanding securities, as of [    ], is set forth below.

AMG GW&K Trilogy Emerging Markets Equity Fund

[The Trust did not know of any person or entity who, as of [    ], “controlled” (within the meaning of the 1940 Act) the Markets Fund.] A party holding in excess of 25% of the outstanding voting securities of the Markets Fund is presumed to be a “control person” (as defined in the 1940 Act) of the Markets Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

As of the Record Date, the total number of the Markets Fund’s outstanding shares was [    ].

As of [    ], the following persons or entities owned of record 5% or more of each class of the Markets Fund’s outstanding securities:

Name and Address	Number of Shares		Percentage
AMG GW&K Trilogy Emerging Markets Equity Fund
[ ]	[	]	[	]%

[As of [    ], all management personnel (i.e., Trustees and Officers of the Trust) as a group owned [    ]% of the outstanding shares of each class of the Markets Fund.]

Since the beginning of the most recently completed fiscal year, no Trustee has purchased or sold securities of the Investment Manager, GW&K or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Investment Manager, GW&K or any of their respective parents or subsidiaries.

Certain Trustees and Officers may from time to time own securities of AMG, including securities received as compensation for services to AMG or its affiliates.

AMG GW&K Trilogy Emerging Wealth Equity Fund

[The Trust did not know of any person or entity who, as of [    ], “controlled” (within the meaning of the 1940 Act) the Wealth Fund.] A party holding in excess of 25% of the outstanding voting securities of the Wealth Fund is presumed to be a “control person” (as defined in the 1940 Act) of the Wealth Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

As of the Record Date, the total number of the Wealth Fund’s outstanding shares was [    ].

As of [    ], the following persons or entities owned of record 5% or more of each class of the Wealth Fund’s outstanding securities:

Name and Address	Number of Shares		Percentage
AMG GW&K Trilogy Emerging Wealth Equity Fund
[ ]	[	]	[	]%

As of [    ], all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially [less than 1%] of the outstanding shares of each class of the Wealth Fund.

Since the beginning of the most recently completed fiscal year, no Trustee has purchased or sold securities of the Investment Manager, GW&K or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Investment Manager, GW&K or any of their respective parents or subsidiaries.

Certain Trustees and Officers may from time to time own securities of AMG, including securities received as compensation for services to AMG or its affiliates.

Information Regarding Similar Funds

GW&K does not currently act as an investment adviser or subadviser with respect to any other investment company registered under the 1940 Act with similar investment objectives and strategies to those of either Fund.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Funds. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

TO ENSURE THE PRESENCE OF A QUORUM AT THE COMBINED SPECIAL MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

/s/ Mark Duggan
Mark Duggan
Secretary

APPENDIX A

The Form of New Markets Subadvisory Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Markets Fund. Accordingly, shareholders should not rely on the representations and warranties in the Form of New Markets Subadvisory Agreement as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of New Markets Subadvisory Agreement may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of New Markets Subadvisory Agreement, the Markets Fund will take such steps as may be required by applicable law.

FORM OF NEW MARKETS SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND GW&K INVESTMENT MANAGEMENT, LLC WITH RESPECT TO AMG GW&K TRILOGY EMERGING MARKETS EQUITY FUND

AGREEMENT made as of the [    ] day of [    ], [    ], between AMG Funds LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in Greenwich, Connecticut (the “Adviser”) and GW&K INVESTMENT MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business at 222 Berkeley Street, Boston, Massachusetts 02116 (the “Subadviser”).

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, AMG FUNDS, a Massachusetts business trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust offers shares in a series, AMG GW&K Trilogy Emerging Markets Equity Fund (the “Fund”); and

WHEREAS, pursuant to an Investment Management Agreement, dated as of October 19, 1999, between the Trust and the Adviser, as amended (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for the Fund.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.	APPOINTMENT OF SUBADVISER.

The Adviser hereby employs the Subadviser to provide investment advisory services to the Fund for the period and on the terms herein set forth. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	DUTIES OF ADVISER AND SUBADVISER.

(i)     Delivery of Documents. The Adviser has furnished the Subadviser with true copies of each of the following:

(a)     The Trust’s Amended and Restated Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts and all amendments and supplements thereto (such Amended and Restated Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b)     The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

(c)     Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Subadviser and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of the Fund;

(d)     The Trust’s Registration Statement and each Post-Effective Amendment thereto on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 333-84639 and 811-09521) with respect to the Fund as filed with the Securities and Exchange Commission and all amendments thereto (the “Registration Statement”);

(e)     The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called a “Prospectus”) of the Fund;

(f)     All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Fund; and

(g)     Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Fund.

The Adviser will furnish the Subadviser from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f), and (g) to the extent such amendments or supplements relate to or affect the obligations of the Subadviser hereunder with respect to the Fund.

(ii)     The Subadviser, at its own expense, shall furnish the following services to the Trust with respect to the Fund:

 (a)      Investment Program. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. In accordance with paragraph 2(ii)(b), the Subadviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadviser will make its officers and employees available to meet with the Adviser’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. The Subadviser is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Prospectus as may be amended from time to time. The Subadviser’s responsibility for providing portfolio management services hereunder shall be limited to only those assets of the Fund which the Adviser determines to allocate to the Subadviser (those assets being referred to as the “Fund Account”), and the Subadviser agrees that it shall not consult with any investment advisor(s) (within the meaning of the 1940 Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d-3 and/or Rule 17a-10 under the 1940 Act would not be available with respect to the Fund.

The Subadviser shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadviser has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Adviser and the Trustees of the Trust; provided, further that such authority may be revoked in whole or in part by the Adviser if required by applicable law. The Subadviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. The Subadviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of a Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

(b)    Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund, the Subadviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Subadviser with respect to the Fund and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Subadviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous. The Subadviser also may cause the Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

The Subadviser will advise the Fund’s custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Subadviser shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadviser giving proper instructions to the custodian, the Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadviser shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Subadviser shall not be liable to the Fund for so acting. In addition, the Subadviser agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of the Subadviser (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser, which shall not be unreasonably withheld. The Adviser agrees that it will provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund.

(c)    Reports. The Subadviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Subadviser set forth herein.

(iii)    Notwithstanding anything to the contrary in this Agreement, the Subadviser shall have the right to engage a third-party for purposes of providing proxy advisory and/or voting services.

3.	SUBADVISORY FEE.

For the services to be provided by the Subadviser as provided in Paragraph 2 hereof, the Adviser shall pay to the Subadviser an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed during the average daily net assets of the Fund for the days during which it is in effect.

4.	EXPENSES.

During the term of this Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. Subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which the Fund is a party.

5.	COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Subadviser

(i)    shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii)    acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadviser and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii)    agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

6.	LIABILITY OF SUBADVISER; INDEMNIFICATION.

Neither the Subadviser nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Subadviser’s obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement.

Neither the Subadviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadviser or its Related Persons.

The Adviser shall indemnify the Subadviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Subadviser or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadviser or any of its Related Persons.

7.	REPRESENTATIONS AND WARRANTIES.

(a)    Adviser. The Adviser represents and warrants to the Subadviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b)    Subadviser. The Subadviser represents and warrants to the Adviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the Subadviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadviser and when executed and delivered by the Subadviser will be the legal, valid and binding obligation of the Subadviser, enforceable against the Subadviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8.	DURATION AND TERMINATION OF THIS AGREEMENT.

(a)    Duration. This Agreement shall become effective with respect to the Fund on [    ] (the “Effective Date”). Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to the Fund so long as such continuance with respect to the Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b)    Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose, and, to the extent required by the 1940 Act, by the holders of a majority of the outstanding voting securities of the Trust in the manner required by the 1940 Act.

(c)    Termination. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, (ii) by the Adviser, or (iii) by the Subadviser, in each case on sixty (60) days’ prior written notice to the other party. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust or the Fund held by it (i) to such entity as the Trust may designate as a successor, or (ii) to the Adviser.

(d)    Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment under the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser or such other steps as the Trustees of the Trust may deem appropriate.

(e)    Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.	SERVICES NOT EXCLUSIVE.

The services of the Subadviser to the Adviser in connection with the Fund hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

10.	RESERVATION OF NAME.

The parties hereby acknowledge that AMG Funds LLC has reserved the right to grant the nonexclusive use of the name “AMG” or “AMG Funds” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name “AMG” or “AMG Funds.” The name “AMG” or “AMG Funds” will continue to be used by the Trust so long as such use is mutually agreeable to AMG Funds LLC and the Trust.    The Subadviser and the Trust acknowledge that the Trust shall cease using the name “AMG” or “AMG Funds” as a part of the Trust’s name and that the Subadviser, the Trust or the Fund, or any of their affiliates, shall not promote the Trust or the Fund or conduct the business of the Trust or the Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “AMG” or “AMG Funds.” Future names adopted by the Trust for itself or the Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. Notwithstanding the above, AMG Funds LLC consents to the use of its name, including in connection with the name of the Trust or the Fund, in a representative client list in connection with the completion of marketing materials.

11.	MISCELLANEOUS.

(a)    Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	AMG Funds LLC
600 Steamboat Road, Suite 300
Greenwich, Connecticut 06830
Facsimile No.:
Attention: Legal and Compliance Department

Subadviser:	GW&K Investment Management, LLC
222 Berkeley Street
Boston, Massachusetts 02116
Facsimile No.:
Attention: Compliance Officer

(b)    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c)    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(d)    Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)    Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadviser have caused this Agreement to be executed as of the date first set forth above.

AMG FUNDS LLC

By:
Name:
Title:

GW&K Investment Management, LLC

By:
Name:
Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under this Agreement.

AMG FUNDS

By:
Name:
Title:

SCHEDULE A

AMG GW&K Trilogy Emerging Markets Equity Fund

The Adviser shall pay to the Subadviser an annual gross investment Subadvisory fee equal to 0.45% per annum of the average daily net assets of the Fund. Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.

The Subadviser may voluntarily waive all or a portion of the Subadvisory fee payable from time to time hereunder. The Adviser agrees that, during any period in which the Subadviser has voluntarily waived all or a portion of the Subadvisory fee hereunder, if requested by the Subadviser, the Adviser will waive an equal amount (or such lesser amount as the Subadviser may request) of the advisory fee payable by the Trust to the Adviser with respect to the Fund under the Advisory Agreement.

The Subadviser agrees that, during any period in which the Adviser has waived all or a portion of the advisory fee payable by the Trust to the Adviser under the Advisory Agreement with respect to the Fund, if requested by the Adviser, the Subadviser will waive a pro rata share (or such lesser share as the Adviser may request) of the Subadvisory fee payable hereunder with respect to the Fund, such that the amount waived by the Subadviser shall bear the same ratio to the total amount of the subadvisory fees payable hereunder with respect to the Fund as the amount waived by the Adviser bears to all fees payable to the Adviser under the Advisory Agreement with respect to the Fund.

The Adviser agrees that, in addition to any amounts otherwise payable to the Subadviser with respect to the Fund hereunder, the Adviser shall pay the Subadviser all amounts previously waived by the Subadviser with respect to the Fund to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement, it being further agreed that, with respect to any such amounts subsequently paid by the Trust to the Adviser, the amount to be paid by the Adviser to the Subadviser shall bear the same ratio to the total amount paid by the Trust as the total amount previously waived by the Subadviser bears to the total amount of the fees previously waived by the Adviser under the Advisory Agreement with respect to the Fund.

The Subadviser agrees that, during any period in which the Adviser has agreed to pay or reimburse the Trust for expenses of the Fund, if requested by the Adviser, the Subadviser shall pay or reimburse the Trust for the entire amount of all such expenses of the Fund (or such lesser amount as the Adviser may request). The Adviser agrees that, in addition to any amounts otherwise payable to the Subadviser with respect to the Fund hereunder, the Adviser shall pay the Subadviser all amounts previously paid or reimbursed by the Subadviser with respect to the Fund to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement.

APPENDIX B

The Form of New Wealth Subadvisory Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Wealth Fund. Accordingly, shareholders should not rely on the representations and warranties in the Form of New Wealth Subadvisory Agreement as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of New Wealth Subadvisory Agreement may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of New Wealth Subadvisory Agreement, the Wealth Fund will take such steps as may be required by applicable law.

FORM OF NEW WEALTH SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND GW&K INVESTMENT MANAGEMENT, LLC WITH RESPECT TO AMG GW&K TRILOGY EMERGING WEALTH EQUITY FUND

AGREEMENT made as of the [ ] day of [ ], [ ], between AMG Funds LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business in Greenwich, Connecticut (the “Adviser”) and GW&K INVESTMENT MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business at 222 Berkeley Street, Boston, Massachusetts 02116 (the “Subadviser”).

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, AMG FUNDS, a Massachusetts business trust (the “Trust”), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust offers shares in a series, AMG GW&K Trilogy Emerging Wealth Equity Fund (the “Fund”); and

WHEREAS, pursuant to an Investment Management Agreement, dated as of October 19, 1999, between the Trust and the Adviser, as amended (the “Advisory Agreement”), the Adviser is required to perform investment advisory services for the Fund.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.	APPOINTMENT OF SUBADVISER.

The Adviser hereby employs the Subadviser to provide investment advisory services to the Fund for the period and on the terms herein set forth. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	DUTIES OF ADVISER AND SUBADVISER.

(i)    Delivery of Documents. The Adviser has furnished the Subadviser with true copies of each of the following:

(a)    The Trust’s Amended and Restated Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts and all amendments and supplements thereto (such Amended and Restated Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the “Declaration”);

(b)    The Trust’s By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the “By-Laws”);

(c)    Resolutions of the Trust’s Board of Trustees authorizing the appointment of the Adviser and Subadviser and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of the Fund;

(d)    The Trust’s Registration Statement and each Post-Effective Amendment thereto on Form N-1A under the Securities Act of 1933 as amended (the “1933 Act”) and the 1940 Act (File Nos. 333-84639 and 811-09521) with respect to the Fund as filed with the Securities and Exchange Commission and all amendments thereto (the “Registration Statement”);

(e)    The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called a “Prospectus”) of the Fund;

(f)    All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Fund; and

(g)    Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Fund.

The Adviser will furnish the Subadviser from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f), and (g) to the extent such amendments or supplements relate to or affect the obligations of the Subadviser hereunder with respect to the Fund.

(ii)    The Subadviser, at its own expense, shall furnish the following services to the Trust with respect to the Fund:

(a)    Investment Program. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust’s current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. In accordance with paragraph 2(ii)(b), the Subadviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund’s account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadviser will make its officers and employees available to meet with the Adviser’s officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. The Subadviser is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Prospectus as may be amended from time to time. The Subadviser’s responsibility for providing portfolio management services hereunder shall be limited to only those assets of the Fund which the Adviser determines to allocate to the Subadviser (those assets being referred to as the “Fund Account”), and the Subadviser agrees that it shall not consult with any investment advisor(s) (within the meaning of the 1940 Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d-3 and/or Rule 17a-10 under the 1940 Act would not be available with respect to the Fund.

The Subadviser shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadviser has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Adviser and the Trustees of the Trust; provided, further that such authority may be revoked in whole or in part by the Adviser if required by applicable law. The Subadviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. The Subadviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of a Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

(b)    Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund, the Subadviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Subadviser with respect to the Fund and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Subadviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous. The Subadviser also may cause the Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

The Subadviser will advise the Fund’s custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Subadviser shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadviser giving proper instructions to the custodian, the Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadviser shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Subadviser shall not be liable to the Fund for so acting. In addition, the Subadviser agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an “affiliated person” of the Subadviser (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser, which shall not be unreasonably withheld. The Adviser agrees that it will provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund.

(c)    Reports. The Subadviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Subadviser set forth herein.

(iii)    Notwithstanding anything to the contrary in this Agreement, the Subadviser shall have the right to engage a third-party for purposes of providing proxy advisory and/or voting services.

3.	SUBADVISORY FEE.

For the services to be provided by the Subadviser as provided in Paragraph 2 hereof, the Adviser shall pay to the Subadviser an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed during the average daily net assets of the Fund for the days during which it is in effect.

4.	EXPENSES.

During the term of this Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. Subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers’ and underwriting commissions chargeable to the Trust in connection with the securities transactions to which the Fund is a party.

5.	COMPLIANCE WITH APPLICABLE REGULATIONS.

In performing its duties hereunder, the Subadviser

(i)    shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii)    acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadviser and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii)    agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request all in accordance with Rule 31a-3 under the 1940 Act.

6.	LIABILITY OF SUBADVISER; INDEMNIFICATION.

Neither the Subadviser nor the officers, directors, employees, agents, or legal representatives (collectively, “Related Persons”) of the Subadviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Subadviser’s obligations and duties (each of which is hereby referred to as a “Culpable Act”) under this Agreement.

Neither the Subadviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadviser or its Related Persons.

The Adviser shall indemnify the Subadviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of or in connection with the performance of services by the Subadviser or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadviser or any of its Related Persons.

7.	REPRESENTATIONS AND WARRANTIES.

(a)    Adviser. The Adviser represents and warrants to the Subadviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b)    Subadviser. The Subadviser represents and warrants to the Adviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the Subadviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadviser and when executed and delivered by the Subadviser will be the legal, valid and binding obligation of the Subadviser, enforceable against the Subadviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8.	DURATION AND TERMINATION OF THIS AGREEMENT.

(a)    Duration. This Agreement shall become effective with respect to the Fund on [    ] (the “Effective Date”). Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to the Fund so long as such continuance with respect to the Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b)    Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose, and, to the extent required by the 1940 Act, by the holders of a majority of the outstanding voting securities of the Trust in the manner required by the 1940 Act.

(c)    Termination. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, (ii) by the Adviser, or (iii) by the Subadviser, in each case on sixty (60) days’ prior written notice to the other party. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust or the Fund held by it (i) to such entity as the Trust may designate as a successor, or (ii) to the Adviser.

(d)    Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment under the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser or such other steps as the Trustees of the Trust may deem appropriate.

(e)    Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.	SERVICES NOT EXCLUSIVE.

The services of the Subadviser to the Adviser in connection with the Fund hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

10.	RESERVATION OF NAME.

The parties hereby acknowledge that AMG Funds LLC has reserved the right to grant the nonexclusive use of the name “AMG” or “AMG Funds” or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name “AMG” or “AMG Funds.” The name “AMG” or “AMG Funds” will continue to be used by the Trust so long as such use is mutually agreeable to AMG Funds LLC and the Trust. The Subadviser and the Trust acknowledge that the Trust shall cease using the name “AMG” or “AMG Funds” as a part of the Trust’s name and that the Subadviser, the Trust or the Fund, or any of their affiliates, shall not promote the Trust or the Fund or conduct the business of the Trust or the Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name “AMG” or “AMG Funds.” Future names adopted by the Trust for itself or the Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. Notwithstanding the above, AMG Funds LLC consents to the use of its name, including in connection with the name of the Trust or the Fund, in a representative client list in connection with the completion of marketing materials.

11.	MISCELLANEOUS.

(a)    Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	AMG Funds LLC
600 Steamboat Road, Suite 300
Greenwich, Connecticut 06830
Facsimile No.:
Attention: Legal and Compliance Department

Subadviser:	GW&K Investment Management, LLC
222 Berkeley Street
Boston, Massachusetts 02116
Facsimile No.:
Attention: Compliance Officer

(b)    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c)    Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(d)    Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)    Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadviser have caused this Agreement to be executed as of the date first set forth above.

AMG FUNDS LLC

By:
Name:
Title:

GW&K Investment Management, LLC

By:
Name:
Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Trust’s obligations under this Agreement.

AMG FUNDS

By:
Name:
Title:

SCHEDULE A

AMG GW&K Trilogy Emerging Wealth Equity Fund

The Adviser shall pay to the Subadviser an annual gross investment Subadvisory fee equal to 0.45% per annum of the average daily net assets of the Fund. Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.

The Subadviser may voluntarily waive all or a portion of the Subadvisory fee payable from time to time hereunder. The Adviser agrees that, during any period in which the Subadviser has voluntarily waived all or a portion of the Subadvisory fee hereunder, if requested by the Subadviser, the Adviser will waive an equal amount (or such lesser amount as the Subadviser may request) of the advisory fee payable by the Trust to the Adviser with respect to the Fund under the Advisory Agreement.

The Subadviser agrees that, during any period in which the Adviser has waived all or a portion of the advisory fee payable by the Trust to the Adviser under the Advisory Agreement with respect to the Fund, if requested by the Adviser, the Subadviser will waive a pro rata share (or such lesser share as the Adviser may request) of the Subadvisory fee payable hereunder with respect to the Fund, such that the amount waived by the Subadviser shall bear the same ratio to the total amount of the subadvisory fees payable hereunder with respect to the Fund as the amount waived by the Adviser bears to all fees payable to the Adviser under the Advisory Agreement with respect to the Fund.

The Adviser agrees that, in addition to any amounts otherwise payable to the Subadviser with respect to the Fund hereunder, the Adviser shall pay the Subadviser all amounts previously waived by the Subadviser with respect to the Fund to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement, it being further agreed that, with respect to any such amounts subsequently paid by the Trust to the Adviser, the amount to be paid by the Adviser to the Subadviser shall bear the same ratio to the total amount paid by the Trust as the total amount previously waived by the Subadviser bears to the total amount of the fees previously waived by the Adviser under the Advisory Agreement with respect to the Fund.

The Subadviser agrees that, during any period in which the Adviser has agreed to pay or reimburse the Trust for expenses of the Fund, if requested by the Adviser, the Subadviser shall pay or reimburse the Trust for the entire amount of all such expenses of the Fund (or such lesser amount as the Adviser may request). The Adviser agrees that, in addition to any amounts otherwise payable to the Subadviser with respect to the Fund hereunder, the Adviser shall pay the Subadviser all amounts previously paid or reimbursed by the Subadviser with respect to the Fund to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	(1)	ABC Corp. John Doe, Treasurer

(2)	ABC Corp. c/o John Doe, Treasurer	(2)	John Doe, Treasurer

(3)	ABC Corp. Profit Sharing Plan	(3)	John Doe, Trustee

Trust Accounts
(1)	ABC Trust	(1)	Jane Doe, Trustee

(2)	Jane Doe, Trustee u/t/d 12/28/78	(2)	Jane Doe

Custodial Accounts
(1)	John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1)	John Smith

(2)	John Smith	(2)	John Smith, Executor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

AMG GW&K Trilogy Emerging Markets Equity Fund

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 2019

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen A. Meredith proxies, each with full power of substitution, to vote at the combined Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of AMG GW&K Trilogy Emerging Markets Equity Fund (the “Markets Fund”) (the shares of beneficial interest of the Markets Fund, the “Shares”) to be held at the offices of AMG Funds LLC (the “Investment Manager”) on April 16, 2019 at 3:00 p.m., Eastern Time, or at any adjournment thereof, upon the Proposals described in the Notice of Combined Special Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 848-3374. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Combined Special Meeting:

The Notice of Combined Special Meeting and Proxy Statement are available at

https://www.proxyonline.com/docs/AMG2019.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AMG GW&K Trilogy Emerging Markets Equity Fund		PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Combined Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees of AMG Funds (the “Trust”), and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the combined Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE COMBINED SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example 🌑

PROPOSAL:

	FOR	AGAINST	ABSTAIN
1. Approval of a new subadvisory agreement between the Investment Manager and GW&K Investment Management, LLC (“GW&K”) with respect to the Markets Fund.	○	○	○

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

AMG GW&K Trilogy Emerging Wealth Equity Fund

PROXY FOR A COMBINED SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 2019

The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen A. Meredith proxies, each with full power of substitution, to vote at the combined Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of AMG GW&K Trilogy Emerging Wealth Equity Fund (the “Wealth Fund”) (the shares of beneficial interest of the Wealth Fund, the “Shares”) to be held at the offices of AMG Funds LLC (the “Investment Manager”) on April 16, 2019 at 3:00 p.m., Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Combined Special Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 848-3374. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Combined Special Meeting:

The Notice of Combined Special Meeting and Proxy Statement are available at

https://www.proxyonline.com/docs/AMG2019.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AMG GW&K Trilogy Emerging Wealth Equity Fund		PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Combined Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees of AMG Funds (the “Trust”), and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the combined Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE COMBINED SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS: Example 🌑

PROPOSAL:

	FOR	AGAINST	ABSTAIN
1. Approval of a new subadvisory agreement between the Investment Manager and GW&K Investment Management, LLC (“GW&K”) with respect to the Wealth Fund.	○	○	○

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]